SUPPLEMENT dated May 1, 2003 to the
                       PROSPECTUS dated April 20, 2001 for
                             PROTECTIVE TRANSITIONS
                    VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                   issued by Protective Life Insurance Company


As of May 1, 2003, the following funds are available as investment options:


Protective Investment Company

         International Equity Fund. This Fund seeks long-term capital appreciation.

         Small Cap Value Fund. This Fund seeks to provide long-term growth of capital.

         Capital Growth Fund.  This Fund seeks long-term growth of capital.

         CORE U.S. Equity Fund. This Fund seeks long-term growth of capital and dividend income.

         Growth and Income Fund. This Fund seeks long-term growth of capital and growth of income.

         Global Income Fund. This Fund seeks a high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation.

Van Kampen Life Investment Trust:

         Aggressive Growth Portfolio Class II.  Seeks capital growth.

         Emerging Growth Portfolio Class I.  Seeks capital appreciation.

         Enterprise Portfolio Class I. Seeks capital appreciation through investment in securities believed by the investment adviser to have above average potential for capital appreciation.

         Comstock Portfolio Class I. Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

         Growth and Income Class I. Seeks long-term growth of capital and income.

         Government Portfolio Class II. Seeks high current return consistent with preservation of capital.

The Universal Institutional Funds, Inc.:

         Equity and Income Portfolio Class II.    Seeks both capital
appreciation and current income.

MFS(R) Variable Insurance Trust

         New Discovery Series.  This Fund seeks capital appreciation.

         Emerging Growth Series. This Fund seeks to provide long-term growth of capital.

         Research Series. This Fund seeks to provide long-term growth of capital and future income.

         Investors Growth Stock Series (formerly "Growth Series"). This Fund seeks to provide long-term growth of capital and future income rather than current income.

         Investors Trust Series (formerly "Growth with Income Series"). This Fund seeks mainly to provide long-term growth of capital and secondarily to provide reasonable current income.

         Utilities Series. This Fund seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities).

         Total Return Series. This Fund seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital and secondarily to provide a reasonable opportunity for growth of capital and income.

Oppenheimer Variable Account Funds

         Aggressive Growth Fund/VA. This Fund seeks capital appreciation by investing in "growth type" companies.

         Global Securities Fund/VA. This Fund seeks long-term capital appreciation by investing in securities of foreign issuers, "growth-type" companies and cyclical industries.

         Capital Appreciation Fund/VA. This Fund seeks to achieve long-term capital appreciation by investing in securities of well-known established companies.

         Main Street Fund/VA. This Fund seeks a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. The Fund invests mainly in common stocks of U.S. companies.

         High Income Fund/VA. This Fund seeks a high level of current income from investment in high yield fixed-income securities.

         Money Fund/VA. This Fund seeks to maximize current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity. An investment in the Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

         Strategic Bond Fund/VA. This Fund seeks a high level of current income by investing mainly in three market sectors: debt securities of foreign governments and companies, U.S. government securities and high yield securities of U.S. and foreign companies.

Fidelity Variable Insurance Products Funds

         VIP Index 500 Portfolio, Service Class. This Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

         VIP Growth Portfolio, Service Class. This Fund seeks to achieve capital appreciation.

         VIP Contrafund(R)Portfolio, Service Class. This Fund seeks long-term capital appreciation.

Lord Abbett Series Fund, Inc.:

         Growth and Income Portfolio. This Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value.

         Mid-Cap Value Portfolio. The Fund seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

         Bond-Debenture Portfolio. The Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

         Growth Opportunities Portfolio. The Fund's investment objective is to seek capital appreciation.

         America's Value Portfolio. The Fund's investment objective is to seek income and capital appreciation.


For more information regarding the above-referenced investment options, please refer to the attached prospectus for each of the funds or contact your registered representative.




Owners may not allocate additional premium or transfer Policy Value to the following Sub-Accounts:


Calvert Variable Series, Inc.

Social Small Cap Growth Portfolio.
         This Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of companies that have small market capitalizations.

Social Balanced Portfolio.
         This Fund seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments that offer income and capital growth opportunity and that satisfy the investment and social criteria.

Van Eck Worldwide Insurance Trust

Worldwide Hard Assets Fund.
         This Fund seeks long-term capital appreciation by investing primarily in "Hard Asset Securities". Hard Asset Securities are the stocks, bonds and other securities of companies that derive at least 50% of gross revenue or profit from the exploration, development, production or distribution of (together "Hard Assets"):

         (i) precious metals;

         (ii) natural resources;

         (iii) real estate; and

         (iv) commodities.

Worldwide Real Estate Fund.
         This Fund seeks a high total return by investing in equity securities of companies that own significant real estate or that principally do business in real estate.